                                                                   Exhibit 10.72

                      SECOND AMENDMENT TO CREDIT AGREEMENT

                  SECOND AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), dated as of February 25, 2004, among AMETEK, INC. (the "Borrower"), the lending institutions party to the Credit Agreement referred to below (the "Banks"), PNC BANK, NATIONAL ASSOCIATION, SUNTRUST BANK, FLEET NATIONAL BANK and WACHOVIA BANK, N.A. (f/k/a First Union National Bank), as Syndication Agents (the "Syndication Agents"), and JPMORGAN CHASE BANK (f/k/a The Chase Manhattan Bank), as Administrative Agent (the "Administrative Agent"). All capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement.

                                   WITNESSETH:

                  WHEREAS, the Borrower, the Banks, the Syndication Agents and the Administrative Agent are parties to a Credit Agreement, dated as of September 17, 2001 (as amended, modified and supplemented prior to the date hereof, the "Credit Agreement"); and

                  WHEREAS, the parties hereto wish to amend the Credit Agreement as herein provided;

                  NOW, THEREFORE, it is agreed:

I.       Amendment.

                  1. Section 2.01(b)(i) of the Credit Agreement is hereby amended by deleting the text "$30,000,000" appearing in said Section and inserting the text "$40,000,000" in lieu thereof.

                  2.       The definition of "Final Maturity Date" appearing in
Section 10 of the Credit Agreement is hereby amended by deleting said definition in its entirety and inserting the following new definition in lieu thereof:

                  "Final Maturity Date" shall mean February 25, 2009."

                  3. The Credit Agreement is hereby further amended by deleting Part A of Schedule I thereto in its entirety and inserting Part A of
Schedule I hereto in lieu thereof.

II.      Miscellaneous.

         1. In order to induce the Banks to enter into this Amendment, the Borrower hereby represents and warrants that:

                           (a) on the Second Amendment Effective Date (as defined below), no Default or Event of Default exists, both before and after giving effect to this Amendment;

                           (b) on and as of the Second Amendment Effective Date, all representations and warranties contained in the Credit Agreement or the other Credit Documents are true and correct in all material respects, both before and after giving effect to this Amendment; and

                           (c) on and as of the Second Amendment Effective Date, there are no Competitive Bid Loans Outstanding.

         2. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

         3. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent.

         4. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

         5. This Amendment shall become effective on the date (the "Second Amendment Effective Date") when each of the following conditions shall have been satisfied; provided that the Second Amendment Effective Date may occur concurrently with the last of such conditions to be satisfied:

         (i) the Borrower and each Bank shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Administrative Agent at its Notice Office;

         (ii) the Borrower shall have paid to the Administrative Agent and the Banks all fees, costs and expenses (including legal fees and expenses but excluding the Amendment Fee referred to Section 6 below) payable to the Administrative Agent and the Banks to the extent then due;

         (iii) the Administrative Agent shall have received from counsel to the Credit Parties satisfactory to the Administrative Agent, an opinion addressed to the Administrative Agent, each Co-Agent, each Syndication Agent, the Documentation Agent and each of the Banks and dated the Second Amendment Effective Date, which opinion shall cover such matters incident hereto and the other transactions contemplated in connection herewith as the Administrative Agent may reasonably request; and

         (iv) the Borrower shall have repaid all Loans and shall have paid all accrued but unpaid interest and Fees.

                                      -2-
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         6.       The Borrower hereby covenants and agrees that, so long as the
Second Amendment Effective Date occurs, it shall pay to each Bank a non-refundable cash fee (the "Amendment Fee") in an amount equal to a percentage to be agreed of an amount equal to the Commitment of such Bank (as in effect on the Second Amendment Effective Date immediately after giving effect to this Amendment), which Amendment Fee shall not be subject to counterclaim or set-off, or be otherwise affected by, any claim or dispute relating to any other matter and shall be paid by the Borrower to the Administrative Agent for distribution to the Banks not later than the second Business Day following the Second Amendment Effective Date.

         7. From and after the Second Amendment Effective Date, all references in the Credit Agreement and each of the other Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby.

                                      * * *

                  IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Amendment as of the date first above written.

                               AMETEK, INC.

                               By: /s/Deirdre D. Saunders
                                  --------------------------------------------
                                  Name: Deirdre D. Saunders
                                  Title: VP and Treasurer

                               JPMORGAN CHASE BANK (f/k/a The Chase
                                  Manhattan Bank),
                                  Individually and as Administrative Agent

                               By:  /s/ Randolph Cates
                                  --------------------------------------------
                                  Name: Randolph Cates
                                  Title: Vice President

                               PNC BANK, National Association,
                                  Individually and as a Syndication Agent

                               By: /s/ Denise D. Killen
                                  ---------------------------------------------
                                  Name: Denise D. Killen
                                  Title: Vice President

                               FLEET NATIONAL BANK,
                                  Individually and as a Syndication Agent

                               By: /s/ Michael J. Ziegler
                                  ---------------------------------------------
                                  Name: Michael J. Ziegler
                                  Title: Senior Vice President

                               SUNTRUST BANK,
                                  Individually and as a Syndication Agent

                               By: /s/ Stephen Derby
                                  ---------------------------------------------
                                  Name: Stephen Derby
                                  Title: Director

                               WACHOVIA BANK, N.A. (f/k/a First Union
                                  National Bank),
                                  Individually and as a Syndication Agent

                               By: /s/ Sarah T. Warren
                                  ---------------------------------------------
                                  Name: Sarah T. Warren
                                  Title: Director

                               THE BANK OF NEW YORK

                               By: /s/ David S. Csatari
                                  ---------------------------------------------
                                  Name: David S. Csatari
                                  Title: Vice President

                               CITIZENS BANK OF PENNSYLVANIA

                               By: /s/ Megan L. Soltys
                                  ---------------------------------------------
                                  Name: Megan L. Soltys
                                  Title: Vice President

                               KEYBANK NATIONAL ASSOCIATION

                               By: /s/ Suzannah Harris
                                  ---------------------------------------------
                                  Name: Suzannah Harris
                                  Title: Asst. Vice President

                               MANUFACTURERS AND TRADERS
                                  TRUST COMPANY

                               By: /s/ Theodore K. Oswald
                                  ---------------------------------------------
                                  Name: Theodore K. Oswald
                                  Title: Vice President

                               ABN AMRO BANK N.V.

                               By: /s/ Alexander M. Blodi
                                  ---------------------------------------------
                                  Name: Alexander M. Blodi
                                  Title: Managing Director

                               By: /s/ Eric Oppenheimer
                                  ---------------------------------------------
                                  Name: Eric Oppenheimer
                                  Title: Vice President

                               BANCA INTESA

                               By: /s/ F. Maffei
                                  ---------------------------------------------
                                  Name: F. Maffei
                                  Title: Vice President

                               By: /s/ A.F. Giobbi
                                  ---------------------------------------------
                                  Name: A.F. Giobbi
                                  Title: First Vice President

                               COMERICA BANK

                               By: /s/ Richard C. Hampson
                                  ---------------------------------------------
                                  Name: Richard C. Hampson
                                  Title: Vice President

                               DEUTSCHE BANK TRUST COMPANY
                                  AMERICAS

                               By: /s/ Diane F. Rolfe
                                  ---------------------------------------------
                                  Name: Diane F. Rolfe
                                  Title: Vice President

                                                                      SCHEDULE I

                                     PART A

                                   COMMITMENTS

JPMorgan Chase Bank                $ 35,000,000
PNC Bank, National Association     $ 35,000,000
Fleet National Bank                $ 30,000,000
SunTrust Bank                      $ 30,000,000
Wachovia Bank, N.A.                $ 30,000,000
The Bank of New York               $ 20,000,000
Citizens Bank of Pennsylvania      $ 20,000,000
KeyBank National Association       $ 20,000,000
Manufacturers and Traders
  Trust Company                    $ 20,000,000
ABN Amro Bank N.V.                 $ 15,000,000
Banca Intesa                       $ 15,000,000
Comerica Bank                      $ 15,000,000
Deutsche Bank Trust
  Company Americas                 $ 15,000,000
                                   ============
TOTAL                              $300,000,000